------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 25, 2001


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-9,
              Mortgage Pass-Through Certificates, Series 2001-9).


                                  CWMBS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-51332             95-4449516
------------------------------      -----------------    ---------------------
  (State of Other Jurisdiction         (Commission         (I.R.S. Employer
       of Incorporation)               File Number)       Identification No.)

               4500 Park Granada
               Calabasas, California                               91302
        ----------------------------------                      -------------
               (Address of Principal                             (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-9, Credit Suisse First Boston Corporation ("Credit Suisse") as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Credit Suisse Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-9, Chase Securities Inc. has prepared certain materials (the "Chase Computational Materials") for distribution to its potential investors. Although the Company provided Credit Suisse and Chase with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Credit Suisse Computational Materials or the Chase Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Credit Suisse Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 25, 2001. The Chase Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated April 25, 2001.


---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated April 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-9.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. Credit Suisse Computational Materials filed on Form SE dated April 25, 2001.

       99.2.  Chase Computational Materials filed on Form SE dated April 25,
              2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.




                                                   By: /s/ Celia Coulter
                                                      ------------------------
                                                       Celia Coulter
                                                       Vice President



Dated:  April 25, 2001

                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1.   Credit Suisse Computational Materials filed on Form SE dated
        April 25, 2001.                                                   6

99.2.   Chase Computational Materials filed on Form SE dated April
        25, 2001.                                                         7

                                 EXHIBIT 99.1
                                 ------------

 Credit Suisse Computational Materials filed on Form SE dated April 25, 2001.

                                 EXHIBIT 99.2
                                 ------------

     Chase Computational Materials filed on Form SE dated April 25, 2001.